ADVANCED SERIES TRUST

Supplement dated December 27, 2012 to the Statement of Additional Information dated April 30, 2012, as Supplemented to Date

This Supplement sets forth changes to the Statement of Additional Information (SAI), dated April 30, 2012, as previously supplemented to date, of Advanced Series Trust (the Trust). The following should be read in conjunction with the SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

At the meeting of the Board of Trustees of the Trust (the Board) on March 14-15, 2012, the Board approved a voluntary brokerage commission recapture program for the portfolios of the Trust sponsored by Russell Implementation Services Inc. (the Program). The Program became available to the Portfolios as of June 30, 2012. This Supplement to the SAI relates to the Program.

The following paragraph is added to the SAI before the Total Brokerage Commissions Paid by the Fund table and the sentence preceding that table in the section in the SAI entitled “Portfolio Transactions & Brokerage”:

The Portfolios participate in a voluntary commission recapture program available through Russell Implementation Services Inc. (Russell). A Subadviser that chooses to participate in the program retains the responsibility to seek best execution and is under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to the Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.

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